Other Non-current Assets - Summary of Other Non-current Assets (Detail) ¥ in Thousands, $ in Thousands	Sep. 30, 2021 CNY (¥)	Sep. 30, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Other Assets, Noncurrent Disclosure [Abstract]
Rental and industry customer deposits	¥ 103,626	$ 16,083	¥ 86,306
Prepayments	38,312	5,946	18,469
Other receivables	230	35	726
Total other non-current assets	¥ 142,168	$ 22,064	¥ 105,501